UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 30, 2020, Archer-Daniels-Midland Company (ADM) held a conference call announcing its financial results for the quarter ended June 30, 2020. Notice of the call was provided to interested persons by press release dated July 8, 2020, and access was provided by webcast. The following correction clarifies the Company’s response to a question from Eric Jon Larson of Seaport Global Securities LLC during the earnings call.

Clarification: During the call, ADM provided perspectives to investors regarding certain aspects of its anticipated results for the rest of the fiscal year 2020. In response to a question during the question and answer portion of the call related to export demand from the U.S. in the fourth quarter, ADM’s Chairman and Chief Executive Officer, Juan Luciano, commented on the potential export demand from the U.S. and made comments that could have been interpreted to mean that ADM could have record overall profits in the fourth quarter of fiscal 2020. To clarify, Mr. Luciano meant that ADM could have record exports, when taking into consideration volumes and prices, in the fourth quarter of fiscal 2020, and was not offering any perspectives on ADM’s overall fourth quarter profits. As corrected, the transcript of the relevant sentence reads as follows: “So potentially, we could have record exports in Q4 when you look at the volumes, plus the attractive prices, because we’re going to have a big harvest in the U.S.”

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: July 31, 2020	By	/s/ D. Cameron Findlay
D. Cameron Findlay Senior Vice President, General Counsel, and Secretary